Exhibit 99.1

Footnotes to Form 3:



(1) The reported shares are owned directly by Needham & Company, Inc., which is a member of a "group" with Needham Emerging Growth Partners, L.P., Needham Contrarian Fund, L.P., Needham Emerging Growth Partners (Caymans), L.P., Needham Management Partners, L.P. and George A. Needham, for purposes of Section 13(d) of the Exchange Act. George A. Needham may be deemed to beneficially own the reported shares by virtue of his position in and share ownership of Needham & Company, Inc. Mr. Needham disclaims beneficial ownership of all of the reported shares except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by him of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

(2) The reported shares are owned directly by Needham Emerging Growth Partners, L.P. Needham Management Partners, L.P. may be deemed to beneficially own the reported shares because it serves as the general partner of Needham Emerging Growth Partners, L.P. George A. Needham may be deemed to beneficially own the reported shares because he serves as managing general partner of Needham Management Partners, L.P. Needham Management Partners, L.P. and Mr. Needham disclaim beneficial ownership of all of the reported shares except to the extent of their pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by them of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

(3) The reported shares are owned directly by Needham Contrarian Fund, L.P. Needham Management Partners, L.P. may be deemed to beneficially own the reported shares because it serves as the general partner of Needham Contrarian Fund, L.P. George A. Needham may be deemed to beneficially own the reported shares because he serves as managing general partner of Needham Management Partners, L.P. Needham Management Partners, L.P. and Mr. Needham disclaim beneficial ownership of all of the reported shares except to the extent of their pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by them of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

(4) The reported shares are owned directly by Needham Emerging Growth Partners (Caymans), L.P. Needham Management Partners, L.P. may be deemed to beneficially own the reported shares because it serves as the general partner of Needham Emerging Growth Partners (Caymans), L.P. George A. Needham may be deemed to beneficially own the reported shares because he serves as managing general partner of Needham Management Partners, L.P. Needham Management Partners, L.P. and Mr. Needham disclaim beneficial ownership of all of the reported shares except to the extent of their pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by them of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

(5) The reported shares are owned directly by George A. Needham. Mr. Needham previously reported the ownership of these shares and the reported shares described in footnotes 1, 2, 3, 4 and 6 of this Form 3 in a Form 3 he filed on July 14, 2003, which Form 3 was amended on November 21, 2003.

(6) The reported shares are owned directly by family members of George A. Needham. Mr. Needham disclaims beneficial ownership of all of the reported shares except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by him of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

(7) The reported warrant is owned  by Needham & Company, Inc. George A.
Needham may be deemed to beneficially own the reported warrant by virtue of his position in and share ownership of Needham & Company, Inc. Mr. Needham disclaims beneficial ownership of all of the reported warrant except to the extent of his pecuniary interest therein, and the inclusion of this warrant in this report shall not be deemed an admission by him of beneficial ownership of all of the reported warrant for purposes of Section 16 or for any other purpose.

                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

Name:                      Needham Emerging Growth Partners, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York  10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       December 18, 2003

Relationship to Issuer:    10% Owner

Signature:                 Needham Emerging Growth Partners, L.P.

                           By:  Needham Management Partners, L.P.,
                                its general partner

                                By: /s/ Glen W. Albanese
                                    -------------------------------
                                    Name:  Glen W. Albanese
                                    Title: General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Contrarian Fund, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York  10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       December 18, 2003

Relationship to Issuer:    10% Owner

Signature:                 Needham Contrarian Fund, L.P.

                           By:  Needham Management Partners, L.P.,
                                its general partner

                                By: /s/ Glen W. Albanese
                                    -------------------------------
                                    Name:  Glen W. Albanese
                                    Title: General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Emerging Growth Partners (Caymans), L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York  10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       December 18, 2003

Relationship to Issuer:    10% Owner

Signature:                 Needham Emerging Growth Partners (Caymans), L.P.

                           By:  Needham Management Partners, L.P.,
                                its general partner

                                By: /s/ Glen W. Albanese
                                    -------------------------------
                                    Name:  Glen W. Albanese
                                    Title: General Partner

                             JOINT FILER INFORMATION

Name:                      George A. Needham

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York  10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       December 18, 2003

Relationship to Issuer:    10% Owner

Signature:                 /s/ George A. Needham
                           -----------------------------------
                                George A. Needham

                             JOINT FILER INFORMATION

Name:                      Needham Management Partners, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York  10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       December 18, 2003

Relationship to Issuer:    10% Owner

Signature:                 Needham Management Partners, L.P.


                           By:/s/ Glen W. Albanese
                              -------------------------------
                              Name:  Glen W. Albanese
                              Title: General Partner